METROMEDIA INTERNATIONAL
                            TELECOMMUNICATIONS, INC.

                             1994 STOCK OPTION PLAN

































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                                Table of Contents
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                                                                            Page
                                                                            ----


1.   Purpose of the Plan. . . . . . . . . . . . . . . . . . . . . . . . . . .  2

2.   Stock Subject to the Plan. . . . . . . . . . . . . . . . . . . . . . . .  2

3.   Administration of the Plan.  . . . . . . . . . . . . . . . . . . . . . .  2

4.   Type of Option.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

5.   Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

6.   Restrictions on Options. . . . . . . . . . . . . . . . . . . . . . . . .  4

7.   Option Agreement.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

8.   Option Price.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

9.   Manner of Payment; Manner of Exercise. . . . . . . . . . . . . . . . . .  6

10.  Exercise Options.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

11.  Term of Options; Exercisability. . . . . . . . . . . . . . . . . . . . .  6

12.  Options Not Transferable.  . . . . . . . . . . . . . . . . . . . . . . .  8

13.  Recapitalization, Reorganizations and the Like.  . . . . . . . . . . . .  8

14.  No Special Employment Rights.  . . . . . . . . . . . . . . . . . . . . . 10

15.  Withholding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

16.  Restrictions on Exercise of Options and Issuance of Shares.  . . . . . . 10

17.  Purchase for Investment; Rights of Holder on Subsequent Registration.  . 11

18.  Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

19.  Modification of Outstanding Options. . . . . . . . . . . . . . . . . . . 12

20.  Approval of Stockholders.  . . . . . . . . . . . . . . . . . . . . . . . 12

21.  Termination and Amendment of Plan. . . . . . . . . . . . . . . . . . . . 12

22.  Limitation of Rights in the Option Shares. . . . . . . . . . . . . . . . 13

23.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13









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                METROMEDIA INTERNATIONAL TELECOMMUNICATIONS, INC.
                             1994 STOCK OPTION PLAN


          1.   Purpose of the Plan.

          The purpose of the Metromedia International Telecommunications, Inc. 1994 Stock Option Plan (the "Plan") is to advance the interests of Metromedia International Telecommunications, Inc., a Delaware corporation (the "Company"), by providing an opportunity for ownership of the stock of the Company by employees, agents and directors of, and consultants to, the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424(f) of the Code and the Treasury regulations promulgated thereunder (the "Regulations"). By providing an opportunity for such stock ownership, the Company seeks to attract and retain qualified personnel, and otherwise to provide additional incentive for optionees to promote the success of its business.

          2.   Stock Subject to the Plan.

               (a) The total number of shares of the authorized but unissued or treasury shares of the common stock, $.001 par value per share, of the Company (the "Common Stock") for which options may be granted under the Plan (the "Options") shall be 107,000, subject to adjustment as provided in Section 13 hereof.

               (b) If an Option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent Option grants under the Plan.

               (c) Common Stock issuable upon exercise of an Option may be subject to such restrictions on transfer, repurchase rights or other conditions or restrictions as shall be determined by the Board of Directors of the Company (the "Board").

          3.   Administration of the Plan.

               (a) The Plan shall be administered by the Board. No member of the Board shall act upon any matter affecting any Option granted or to be granted to himself or herself under the Plan; provided, however, that nothing contained herein shall be deemed to prohibit a member of the Board from acting upon any matter generally affecting the Plan or any Options granted thereunder. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board, in its sole direction, may grant Options to purchase shares of the Common Stock only as provided in the Plan, and shares shall be issued upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to amend the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical to construe the respective option agreements and the Plan, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to implement the Plan and shall be the sole and final judge of such expediency. The Board, in its discretion, may delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom are "disinterested persons" (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee. For the purpose of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualified as a "disinterested person" within the meaning of paragraph (c)(2) of Rule 16b-3 promulgated under the


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Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is interpreted from time to time.

          4.   Type of Option.

          Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified stock options automatically without further action by the Board on the date of such failure to continue to meet the requirements of
Section 422 of the Code.

          5.   Eligibility.

          Options designated as incentive stock options may be granted only to officers and employees of the Company or of any subsidiary. Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as non-qualified stock options may be granted to (i) officers and employees of the Company or of any of its subsidiaries, or (ii) agents and directors of, and consultants to, the Company, whether or not otherwise employees of the Company.

          The Board shall take into account such factors as it may deem relevant in determining the number of shares of Common Stock to be included in an Option to be granted to any officer, employee, agent or director of, or consultant to, the Company.

          6.   Restrictions on Options.

          Incentive stock options (but not non-qualified stock options) granted under this Plan shall be subject to the following restrictions:

               (a)  Limitation on Numbers of Shares.  The aggregate fair market
                    -------------------------------
value of the shares of Common Stock with respect to which incentive stock options are granted (determined as of the date the incentive stock options are granted), exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a non-qualified stock option pursuant to
Section 422(d)(1) of the Code. In determining the fair market value under this clause (a), the provisions of Section 8 hereof shall apply. In the event that an individual is eligible to participate in any other stock option plan of the Company or any subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

               (b)  Ten Percent Shareholder.  If any employee to whom an
                    -----------------------
incentive stock option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:






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                                                                        3




                    (i) The Option price per share subject to such Options shall be not less than 110% of the fair market value of the shares of Common Stock with respect to which Options are granted (determined as of the date such Option was granted). In determining the fair market value under this clause
(i), the provisions of Section 8 hereof shall apply.

                    (ii) The Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

          7.   Option Agreement.

          Each Option shall be evidenced by an option agreement, substantially in the form attached hereto (an "Agreement"), duly executed on behalf of the Company and by the optionee to whom such Option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board; provided that Options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No Option shall be granted within the meaning of the Plan and no purported grant of any Option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee.

          8.   Option Price.

               (a) The Option price or prices of shares of the Common Stock for Options designated as non-qualified stock options shall be as determined by the Board.

               (b) Subject to the conditions set forth in Section 6(b) hereof, the Option price of prices of shares of the Company's Common Stock designated as incentive stock options shall be at least the fair market value of such Common Stock on the date the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code.

               (c) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option or, if there are no such sales on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or, if there are no such prices on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and "Ask" prices, if any, as reported in the National Association of Securities Dealers National Daily Quotation Service for the date of the grant of the Option, or, if there are no such prices on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the




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fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board in accordance with Section 422 of the Code.

          9.   Manner of Payment; Manner of Exercise.

               (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a fair market value (at the date of exercise) equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of Common Stock which may be delivered upon exercise of an Option shall be determined by the Board in accordance with Section 8 hereof.


               (b) To the extent that an Option is exercisable, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in Section 9(a) hereof. No exercise of an Option may be made for fewer than 100 full shares of Common Stock unless such exercise is made for the entire number of shares remaining to be purchased pursuant to such Option. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made by the Company to the person or persons exercising the Option within 20 business days after receipt of such notice by the Company.

          10.  Exercise of Options.

          Each Option granted under the Plan shall, subject to Section 11(b), 13 and 16 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that except as otherwise provided pursuant to the provisions of Section 6(b) hereof, no Option granted under the Plan shall have a term in excess of ten years from the date of grant.

          11.  Term of Options; Exercisability.

               (a)  Term.
                    ----

                    (i) Each Option shall expire on a date determined by the Board which is not more than ten years from the date of the granting thereof, except (a) as otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) for earlier termination as herein provided.

                    (ii) Except as otherwise provided in this Section 11, an Option granted to any optionee whose employment by the Company and its subsidiaries is terminated for any reason other than for cause or because the optionee is in breach of any employment agreement or his or her terms of employment, shall terminate on the earlier of (i) three months after the date such optionee's employment by the Company and its subsidiaries is terminated, or
(ii) the date on which the Option expires by its terms.

                    (iii) If the employment of an optionee is terminated by the Company and its subsidiaries for cause or because the optionee is in breach of any employment agreement or his or her terms of employment, such Option will





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terminate on the date the optionee's employment is terminated by the Company and its subsidiaries.

                    (iv) If the employment of an optionee is terminated by the Company and its subsidiaries because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of (i) one year after the date such optionee's employment by the Company and its subsidiaries is terminated, or (ii) the date on which the Option expires by its terms.

                    (v) In the event of the death of an optionee, such Option shall terminate on the earlier of (i) one year after the date of death, or (ii) the date on which the Option expires by its terms.

               (b)  Exercisability.
                    --------------

                    (i) Except as otherwise provided in this Section 11(b), an Option granted to an optionee whose employment by the Company and its subsidiaries is terminated shall be exercisable only to the extent that the right to purchase shares under such Option is exercisable on the date such optionee's employment by the Company and its subsidiaries is terminated.

                    (ii) An Option granted to an optionee whose employment is terminated by the Company and its subsidiaries because he or she had become disabled, as determined by the Board or, if applicable, as determined pursuant to the terms of any employment agreement between the Company or any of its subsidiaries and the optionee, shall be immediately exercisable as to the full number of shares covered by such Option, whether or not under the provisions of the Plan or Agreement such Option was otherwise exercisable as of the date of disability.

                    (iii) In the event of the death of an optionee, the Option granted to such optionee may be exercised as to the full number of shares covered thereby, whether or not under the provisions of the Plan or Agreement the optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such optionee.

                    (iv) In addition to the acceleration of the exercisability of Options pursuant to this Section 11(b) and Section 13(b)(ii) hereof, the Board shall have the right, in the exercise of its discretion and for any reason, and with the consent of the optionee, to accelerate the date on which Options shall be exercisable.

          12.  Options Not Transferable.

          The right of any optionee to exercise any Option granted to him or her shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such Option shall be exercisable during the lifetime of such optionee only by him or her. Any Option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the Option is granted, or upon any attempted assignment or transfer, except as herein provided, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon such Option.




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          13.  Recapitalization, Reorganizations and the Like.

               (a) In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any reorganization, recapitalization, reclassification, stock split, combination of shares, or dividends payable in capital stock, appropriate and equitable adjustment shall be made by the Board, in its sole discretion, in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then exercised shall be exercisable. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share.

               (b) (i) In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (I) merger or consolidation pursuant to which the Company's stockholders shall receive cash or securities of another Corporation and less than 50% of the outstanding capital stock of the surviving corporation pursuant to such merger or consolidation shall be owned by the stockholders of the Company, (II) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (III) Change in Control of the Company, the Company shall, or shall cause such surviving corporation or the purchaser(s) of the Company's assets to, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such merger, consolidation, sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or marketable securities, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such merger, consolidation, sale, conveyance or Change in Control, less the Option price therefor or, lieu thereof, the Board shall give the optionee at least twenty days prior written notice of any such transaction in order to enable the optionee to exercise the exercisable portion, if any, of the Option. Upon receipt of such consideration or effective on the date specified in such notice, all Options (whether or not then exercisable) shall immediately terminate and be of no further force or effect. The value of the stock or other securities the optionee would have received if the Option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

                    (ii) The Board shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Agreement upon such merger, consolidation, sale, conveyance or Change in Control.

               (c) A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time Beneficially Owned (as defined in Rule
13d-3 under the Exchange Act) less than 40% of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates Beneficially Own 50% or more of the Common Stock outstanding.





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                                                                        7




               (d) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan. In the event of such assurance or assumption, the provisions of Section 13(b) hereof shall not be applicable.

               (e) No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

          14.  No Special Employment Rights.

          Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Option holder from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment for purposes of any Option shall be determined by the Board at the time of such occurrence.

          15.  Withholding.

          The Company's obligation to deliver shares upon the exercise of any Option granted under the Plan shall be subject to the Option holder's satisfaction of any applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an Option to satisfy the above-mentioned withholding requirements; provided, however, no such agreement may be made by an optionee who is an "officer" or "director" within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an Option, such election to be made not less than six months prior to such exercise and with election may be revoked only upon six months prior written notice to the Company.

          16.  Restrictions on Exercise of Options and Issuance of Shares.

               (a) Notwithstanding the provisions of Sections 9 and 11 hereof, an Option cannot be exercised, and the Company may delay the issuance of shares covered by the exercise of an Option and the delivery of a certificate for such shares, until one of the following conditions shall be satisfied:

                    (i) The shares with respect to which such Option has been exercised are at the time of the issuance of such shares effectively registered





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                                                                        8




or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

                    (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonable conditioned or withheld, that the issuance of such shares is exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

               (b) The Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of shares in respect of which any Option may be exercised or to cause the issuance of such shares to be exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion.

          17. Purchase for Investment; Rights of Holder on Subsequent Registration.

          Unless and until the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by an Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the option of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

          In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

          18.  Loans.

          At the discretion of the Board, the Company may loan to the optionee, or pay to the optionee as a bonus, some or all of the purchase price of the





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                                                                        9




shares acquired upon exercise of an Option, the terms of such loans or bonus to be at the discretion of the Board.

          19.  Modification of Outstanding Options.

          Subject to any applicable limitations contained herein, the Board may authorize the amendment of any outstanding Option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan. Without limiting the foregoing, the Board shall have the authority to effect, at any time and from time to time, with the consent of the affected optionee, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares and having, at the discretion of the Board and subject to Sections 6 and 8 hereof, an Option Price, in the case of Options designated as non-qualified stock options, as shall be determined by the Board and, in the case of Options designated as incentive stock options, of not less than one hundred percent (100%) of the fair market value of the Common Stock on the new grant date.

          20.  Approval of Stockholders.

          The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no earlier than 12 months prior to, and no later than 12 months after, the date of adoption of the Plan by the Board. Should the stockholders of the Company fail to approve the Plan as set forth in the preceding sentence, all incentive stock options granted thereunder shall be and become non-qualified stock options.

          21.  Termination and Amendment of Plan.

          Unless sooner terminated as herein provided, the Plan shall terminate ten years from the earlier of (x) the date on which the Plan was duly adopted by the Board, and (y) the date on which the Plan was duly approved by the stockholders of the Company. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, (i) the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 20 hereof, increase the maximum number of shares for which Options may be granted or change the designation of the class of persons eligible to receive Options under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an Option theretofore granted to him or her.

          22.  Limitation of Rights in the Option Shares.

          An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Options until (x) the Option shall have been exercised with respect thereto (including payment to the Company of the exercise price) and (y) the earlier to occur of (i) the delivery by the Company to the optionee of a certificate therefor, or (ii) the date on which the Company is required to deliver a certificate pursuant to Section 9(b) hereof.




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          23.  Notices.

          Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the President at the Company's principal place of business; and, if to an optionee, to his or her address as it appears on the records of the Company.